UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 12, 2022

VASO CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-18105	11-2871434
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

137 Commercial Street, Suite 200, Plainview, New York	11803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 997-4600

_______________________________________________

 (Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VASO	OTC:PK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

At a meeting held on August 24, 2022, the Audit Committee of Vaso Corporation (the “Company”) approved the engagement of UHY LLP (“UHY”) as its independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to their approval. UHY accepted this engagement on September 12, 2022. The former independent registered public accounting firm MaloneBailey LLP (“MaloneBailey”) was dismissed on September 12, 2022.

The audit reports of MaloneBailey on the Company’s consolidated financial statements for the years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From the date of MaloneBailey’s appointment on June 14, 2019 and through September 12, 2022: (a) there were no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference in connection with their opinion to the subject matter of the disagreement; and (b) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A letter from MaloneBailey dated September 15, 2022 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2021 and through the subsequent interim period preceding UHY’s engagement, the Company did not consult with UHY on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and UHY did not provide either a written report or oral advise to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated September 15, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2022	VASO CORPORATION

	By:	/s/ Jun Ma
Jun Ma
President and Chief Executive Officer

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